BlackRock FundsSM

BlackRock Energy & Resources Portfolio

(the “Fund”)

Supplement dated February 26, 2018 to the Statement of Additional Information (“SAI”) of the Fund dated January 25th, 2018

Effective February 26, 2018, the securities lending agreement between the Fund and BlackRock Investment Management, LLC (“BIM”) is amended to permit the Fund to engage in a full lending program and to reflect new fee arrangements between the Fund and BIM. Accordingly, effective February 26, 2018, the Fund’s SAI is amended as follows:

The first through third paragraphs of the section of the SAI of the Fund entitled “VII. Portfolio Transactions and Brokerage — Securities Lending — Energy & Resources” are deleted in their entirety and replaced with the following:

Pursuant to the current securities lending agreement: (i) the Fund retains 71.5% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 65% of the sum of securities lending income plus collateral investment expenses.

Under the securities lending program, the Fund is categorized into a specific asset class. The determination of the Fund’s asset class category (fixed-income, domestic equity, international equity or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between the Trust and BIM.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) 75% of securities lending income; and (ii) this amount can never be less than 65% of the sum of securities lending income plus collateral investment expenses.

Prior to February 26, 2018, the Fund had a different securities lending arrangement.

Shareholders should retain this Supplement for future reference.

SAI-19065-0218SUP